As filed with the Securities and Exchange Commission on September 11, 2001
                                                  Registration No. _____________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      Under

                           THE SECURITIES ACT OF 1933

                              --------------------

                      CALIFORNIA MICRO DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                 California                          94-2672609
       --------------------------------    --------------------------------
       (State or other jurisdiction of            (I.R.S. Employer
       incorporation or organization)            Identification No.)

              215 Topaz Street,
            Milpitas, California                      95035-5430
       --------------------------------    --------------------------------
            (Address of principal                     (Zip Code)
             executive offices)

      1995 Stock Option Plan - Amended as of July 26, 1996; July 18, 1997,
                August 7, 1998, August 1, 2000 and August 7, 2001
                                       and

       1995 Non-Employee Directors' Stock Option Plan - Amended as of July
      26, 1996; July 18, 1997, August 7, 1998, August 1, 2000 and August 7,
                                      2001
                                       and
                               CEO Option Program
         --------------------------------------------------------------
                             Full title of the plan

            ROBERT V. DICKINSON                          Copy to:
   President and Chief Executive Officer        STEPHEN M. WURZBURG, ESQ.
   California Micro Devices Corporation            LONNIE GOLDMAN, ESQ.
             215 Topaz Street                     Pillsbury Winthrop LLP
          Milpitas, CA 95035-5430                  2550 Hanover Street
              (408) 263-3214                       Palo Alto, CA 94304
                                                      (650) 233-4500
      --------------------------------      --------------------------------
       (Name, address and telephone
        number of agent for service)


                         CALCULATION OF REGISTRATION FEE
==============================================================================================================================
                                                                         Proposed             Proposed           Amount of
              Title of Securities                    Amount To       Maximum Offering     Maximum Aggregate     Registration
              To Be Registered(1)                  Be Registered     Price Per Share      Offering Price(7)        Fee(8)
------------------------------------------------------------------------------------------------------------------------------
Common Stock                                         500,000(2)         $___.__(5)          $____________       $___________
------------------------------------------------------------------------------------------------------------------------------
Common Stock                                         70,000(3)          $___.__(5)          $____________       $___________
------------------------------------------------------------------------------------------------------------------------------
Common Stock                                         450,000(4)          $6.40(6)            $2,880,000             $720
------------------------------------------------------------------------------------------------------------------------------
  Totals                                             1,020,000           $___.__            $____________       $___________
------------------------------------------------------------------------------------------------------------------------------



(1) The securities to be registered include options and rights to acquire Common Stock.
(2) Constitutes 500,000 additional shares of Common Stock issuable under the Company's 1995 Stock Option Plan. 3,155,000 shares of Common Stock issuable under the Company's 1995 Stock Option Plan were previously registered on a Registration Statement on Form S-8, filed August 4, 2000, Registration No. 333-43138; Registration Statement on Form S-8, filed August 19, 1998, Registration No. 333-61833; Registration Statement on Form S-8, filed January 27, 1998, Registration No. 333-44959; Registration Statement on Form S-8, filed August 15, 1996, Registration No. 33-10257 and a Registration Statement on Form S-8 filed August 17, 1995, Registration No. 33-61907.
(3) Constitutes 70,000 additional shares of Common Stock issuable under the Company's 1995 Non-Employee Directors' Stock Option Plan. 320,000 shares of Common Stock issuable under the Company's 1995 Non-Employee Directors' Stock Option Plan were previously registered on a Registration Statement on Form S-8, filed August 4, 2000, Registration No. 333-43138; Registration Statement on Form S-8, filed August 19, 1998, Registration No. 333-61833; Registration Statement on Form S-8, filed January 27, 1998, Registration No. 333-44959; Registration Statement on Form S-8, filed August 15, 1996, Registration No. 33-10257 and a Registration Statement on Form S-8 filed August 17, 1995, Registration No. 33-61907.
(4) Constitutes 450,000 shares of Common Stock issuable to Robert V. Dickinson, President and Chief Executive Officer of the Company, pursuant to the exercise of options granted under the Company's CEO Option Program.
(5) Pursuant to Rule 457(c) under the Securities Act of 1933, as amended (the "Securities Act"), based upon the average of the high and low sales price of a share of the Registrant's Common Stock reported on the Nasdaq National Market on April 16, 2001.
(6) Pursuant to Rule 457(h) under the Securities Act, based upon the price at which the options may be exercised.
(7) Amount To Be Registered multiplied by the Proposed Maximum Offering Price Per Share.
(8) Pursuant to Rule 457(h) and Section 6(b) under the Securities Act, the Proposed Maximum Aggregate Offering Price multiplied by the rate equal to $250 per $1,000,000.

                           ---------------------------

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act.

                                     PART I

Item 1.  Plan Information.*

Item 2.  Registrant Information and Employee Plan Annual Information.*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 (the "Securities Act") and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed by the Registrant with the Securities and Exchange Commission are hereby incorporated by reference in this Registration
Statement:

         (a) Annual Report on Form 10-K for the year ended March 31, 2001.

         (b) Registrant's Quarterly Report on Form 10-Q (File No. 0-15449) for the quarter ended June 30, 2001; and Registrant's Current Reports on Form 8-K (File No. 0-15449) filed on April 17, 2001 and August 14, 2001.

         (c) The description of Registrant's Common Stock contained in Registrant's registration statement on Form 8-A filed with the Securities and Exchange Commission on March 2, 1987, including any amendment or report filed for the purpose of updating such description.

         In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Not applicable.

Item 6.  Indemnification of Directors and Officers.

         Section 317 of the California Corporations Code allows for the indemnification of officers, directors, and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Article V of Registrant's Articles of Incorporation and an amendment to Registrant's Bylaws effective January 21, 1987 provide for indemnification of Registrant's directors, officers, employees and other agents to the extent and under the circumstances permitted by the California Corporations Code.

Item 7.  Exemption From Registration Claimed.

         Item 7 is not applicable with respect to securities being registered under the Company's 1995 Stock Option Plan and 1995 Non-Employee Directors' Stock Option Plan.

         With respect to the securities being registered in connection with the CEO Option Program, any original issuance of such securities was exempt from registration under Section 4(2) of the Securities Act. Grants of options under the CEO Option Program are made on an isolated and infrequent basis and the securities being registered underly options which were granted to Robert V. Dickinson, who is currently the President and Chief Executive Officer of the Company and a Director of the Company. Mr. Dickinson is a sophisticated individual and has ample access to information regarding the Company.

Item 8.  Exhibits.

         See Index to Exhibits, which list of exhibits is incorporated herein by reference.

Item 9.  Undertakings.

         (a) The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on the 7th, day of September, 2001.

                                        CALIFORNIA MICRO DEVICES CORPORATION


                                        By        /s/ ROBERT V. DICKINSON
                                           -------------------------------------
                                                     Robert V. Dickinson
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                 NAME                                     TITLE                               DATE
                 ----                                     -----                               ----
     */s/ ROBERT V. DICKINSON             (Director, President and Chief
------------------------------------      Executive Officer)
         Robert V. Dickinson

        /s/ JOHN E. TREWIN                (Vice President, Chief Financial
------------------------------------      Officer and Principal Financial and
            John E. Trewin                Accounting Officer)

       */s/ JEFFREY C. KALB               (Director)
------------------------------------
           Jeffrey C. Kalb

        */s/ WADE MEYERCORD               (Director)
------------------------------------
            Wade Meyercord

      */s/ J. DANIEL MCCRANIE             (Director)
------------------------------------
          J. Daniel McCranie

         */s/ JOHN SPRAGUE                (Director)
------------------------------------
             John Sprague

         */s/ DONALD WAITE                (Director)
------------------------------------
             Donald Waite

* By:

          /s/ JOHN E. TREWIN
------------------------------------
             John E. Trewin
            Attorney-in-fact

                                       5

                                INDEX TO EXHIBITS

 Exhibit Number    Exhibit
----------------   -------------------------------------------------------------

     4.1 1995 Stock Option Plan - Amended as of July 26, 1996, July 18, 1997, August 7, 1998, August 1, 2000 and August 7, 2001

     4.2 1995 Non-Employee Directors' Stock Option Plan - Amended as of July 26, 1996, July 18, 1997, August 7, 1998, August 1,
                   2000 and August 7, 2001

     4.3           Stock  Option  Agreement  Between  the  Company and Robert V.
                   Dickinson dated as of April 16, 2001 (incorporated by reference to Exhibit 2 to the Registrant's Quarterly Report on Form 10-Q (File No. 0-15449) for the Quarter ended June 30, 2001)

     5.1           Opinion of Pillsbury Winthrop LLP

     23.1          Consent of Ernst & Young LLP, Independent Auditors

     23.2          Consent of Pillsbury Winthrop LLP (included in Exhibit 5.1)

     24.1          Powers of Attorney


                                       6